Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,002,500.00
Previously Paid Amount	0.00
Total Fee Amount	690.85
Total Offset Amount	0.00
Net Fee	$ 690.85